Exhibit 99
                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months      For the Twelve Months
                              Ended December 31,         Ended December 31,
                              1999          1998         1999          1998
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                                               (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD:

Net interest income....... $   230,902  $   201,454  $    933,765  $   742,339
Provision for possible
 credit losses............      89,674       64,330       408,914      310,039
Other operating income....   1,157,252      933,052     4,207,821    3,228,969
Other operating expense...     781,899      685,218     3,077,708    2,407,204
  Net income..............     319,764      238,289     1,024,423      776,266

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PER COMMON SHARE DATA FOR THE PERIOD:

Earnings(a)............... $       .39  $       .31  $       1.26  $      1.01
Earnings-assuming
 dilution(a)..............         .38          .30          1.21          .97
Dividends.................         .07          .06           .28          .24
Book value................        4.97         2.90

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RATIOS:

Return on average total
 assets...................        4.26%        3.78%         3.62%        3.38%
Return on average
 stockholders' equity.....       31.20        41.27         27.18        36.91
Average receivables to
 average deposits.........       81.05        82.55         85.33        86.04
Stockholders' equity to
 total assets.............       13.61         9.27

Loan Portfolio:
  Delinquency(b)..........        3.82         3.86
  Net credit losses.......        2.36         2.02          2.63         2.39

Managed Loans(c):
  Delinquency.............        4.45         4.62
  Net credit losses.......        4.21         4.21          4.33         4.31
  Net interest margin(d)..        7.10         7.48          7.42         7.47

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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months      For the Twelve Months
                              Ended December 31,         Ended December 31,
                              1999          1998         1999          1998
------------------------------------------------------------------------------
                                               (unaudited)
MANAGED LOAN DATA(c):

At Period End:
  Loans held for
   securitization......... $ 9,692,616  $ 1,692,268
  Loan portfolio..........   7,971,093   11,776,099
  Securitized loans.......  54,591,804   46,172,739
                           -----------  -----------
    Total managed loans... $72,255,513  $59,641,106
                           ===========  ===========

Average For the Period:
  Loans held for
   securitization......... $ 4,528,953  $ 1,885,598  $  4,071,394  $ 2,577,482
  Loan portfolio..........  10,195,061   10,626,859    10,351,101    9,352,807
  Securitized loans.......  53,933,842   44,823,529    49,706,760   40,970,936
                           -----------  -----------  ------------  -----------
    Total managed loans... $68,657,856  $57,335,986  $ 64,129,255  $52,901,225
                           ===========  ===========  ============  ===========
For the Period:
  Sales and cash advance
   volume................. $30,500,937  $23,277,615  $105,806,935  $82,968,874

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BALANCE SHEET DATA AT PERIOD END:

Investment securities and
 money market instruments. $ 4,572,052  $ 5,440,939
Loans held for
 securitization...........   9,692,616    1,692,268

Credit card loans.........   6,060,564    8,975,051
Other consumer loans......   1,910,529    2,801,048
                           -----------  -----------
  Total loans.............   7,971,093   11,776,099
Reserve for possible
 credit losses............    (355,959)    (216,911)
                           -----------  -----------
  Net loans...............   7,615,134   11,559,188

Total assets..............  30,859,132   25,806,260
Total deposits............  18,714,753   15,407,040
Stockholders' equity......   4,199,443    2,391,035
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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months      For the Twelve Months
                              Ended December 31,         Ended December 31,
                              1999          1998         1999          1998
------------------------------------------------------------------------------
                                               (unaudited)
AVERAGE BALANCE SHEET DATA:

Investment securities and
 money market instruments. $ 6,326,968  $ 5,687,714  $  5,797,141  $ 4,905,943
Loans held for
 securitization...........   4,528,953    1,885,598     4,071,394    2,577,482

Credit card loans.........   7,799,115    7,942,468     8,184,713    6,820,538
Other consumer loans......   2,395,946    2,684,391     2,166,388    2,532,269
                           -----------  -----------  ------------  -----------
  Total loans.............  10,195,061   10,626,859    10,351,101    9,352,807
Reserve for possible
 credit losses............    (328,501)    (215,651)     (299,754)    (192,024)
                           -----------  -----------  ------------  -----------
  Net loans...............   9,866,560   10,411,208    10,051,347    9,160,783

Total assets..............  29,790,025   25,023,557    28,310,222   22,982,349
Total deposits............  18,167,389   15,156,638    16,901,334   13,866,645
Stockholders' equity......   4,066,011    2,290,476     3,769,539    2,103,043
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Weighted average common
 shares outstanding
 (000)....................     801,804      751,937       801,020      751,856
Weighted average common
 shares outstanding and
 common stock equivalents
 (000)....................     836,038      787,406       837,083      789,421
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NOTES:
(a)Earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding, whereas, earnings per common share-assuming dilution includes the potential dilutive effect of common stock equivalents in accordance with Statement of Financial Accounting Standards No. 128, "Earnings per Share." The Corporation's common stock equivalents are solely related to employee stock options. The Corporation has no other common stock equivalents.
(b) Loan portfolio delinquency does not include loans held for securitization or securitized loans.
(c) Managed loans include the Corporation's loans held for securitization, loan portfolio, and securitized loans.
(d) Managed net interest margin is presented on a fully taxable equivalent basis. Without incremental liquidity in preparation for Y2K issues, net interest margin would have been 7.40% for the fourth quarter of 1999.